UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CITIZENS FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CITIZENS FINANCIAL GROUP, INC. 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# FLASHID-JOB# You invested in CITIZENS FINANCIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2022. Get informed before you vote View the Notice & Proxy Statement, 2021 Annual Review, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 28, 2022 9:00 AM EDT Citizens Financial Group, Inc. One Citizens Plaza Providence, Rhode Island 02903 * If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. CITIZENS FINANCIAL GROUP, INC. 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 01 Bruce Van Saun For 02 Lee Alexander For 03 Christine M. Cumming For 04 Kevin Cummings* For 05 William P. Hankowsky For 06 Edward J.(Ned)Kelly III For 07 Robert G. Leary For 08 Terrance J. Lillis For 09 Michele N. Siekerka* For 10 Shivan Subramaniam For 11 Christopher J. Swift For 12 Wendy A. Watson For 13 Marita Zuraitis For 2. Advisory vote on executive compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022. For 4. Management Proposal to amend the Company’s Certificate of Incorporation to Eliminate Supermajority Vote Requirements. For NOTE: *The elections of Mr. Cummings and Ms. Siekerka are subject to the completion of the Investors Bancorp, Inc. acquisition. Should the acquisition not close by the Annual Meeting, their elections by stockholders will not be considered at the Annual Meeting. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#